SUBSEQUENT EVENTS	12 Months Ended
Oct. 31, 2022
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 18 – SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Ordinary Shares Issued

In November 2022, the Company issued 10,000 shares of its Class A ordinary shares pursuant to its 2021 performance incentive plan for services rendered. These shares were valued at $25,000, the fair market values on the grant dates using the reported closing share prices on the dates of grant.

The Company issued 7,545 shares of its Class A ordinary shares, resulting from the rounding up of the fractional shares at the one-for-five reverse stock split effected on November 16, 2022.

In February 2023, the Company issued 160,000 shares of its Class A ordinary shares pursuant to its 2021 performance incentive plan for services rendered. These shares were valued at $419,200, the fair market value on the grant date using the reported closing share price on the date of grant.

In March 2023, the Company issued 320,000 shares of its Class A ordinary stock for services rendered. These shares were valued at $623,800, the fair market value on the grant date using the reported closing share price on the date of grant.